Q1-2024 EARNINGS PRESENTATION PURE CYCLE CORPORATION Presented by: Mark Harding Exhibit 99.2

FORWARD-LOOKING STATEMENTS 2 Statements that are not historical facts contained or incorporated by reference in this presentation are “forward-looking statements” (“FLS”) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934 as amended. FLS involve risks and uncertainties that could cause actual results to differ from projected results. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend” and similar expressions, as they relate to us, are intended to identify FLS. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. We are not able to predict all factors that may affect future results. We cannot assure you that any of our expectations will be realized. Our actual results could differ materially from those discussed in or implied by these forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such FLS include, without limitation: the risk factors discussed in our most recent Annual Report on Form 10-K; the timing of new home construction and other development in the areas where we may sell our water, which in turn may be impacted by credit availability; population growth; employment rates; general economic conditions; the market price of water; changes in customer consumption patterns; changes in applicable statutory and regulatory requirements; changes in governmental policies and procedures; uncertainties in the estimation of water available under decrees; uncertainties in the estimation of costs of delivery of water and treatment of wastewater; uncertainties in the estimation of the service life of our systems; uncertainties in the estimation of costs of construction projects; uncertainties in the amount and timing of reimbursable public improvement payments: uncertainty in the single family home rental market and our ability to rent homes in a timely manner or at the amount we project; the strength and financial resources of our competitors; our ability to find and retain skilled personnel; climatic and weather conditions, including flood, droughts and freezing conditions; labor relations; availability and cost of labor, material and equipment; delays in anticipated permit and construction dates; environmental risks and regulations; our ability to raise capital; our ability to negotiate contracts with new customers; and uncertainties in water court rulings; and other factors discussed from time to time in our press releases, public statements and documents filed or furnished with the SEC. 0 www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 2

OUR STRATEGIES OUR PERFORMANCE ASSETS TRAJECTORY IMPORTANT UPDATES QUARTERLY REVIEW: Q1-2024 RESULTS 1 2 3 4 www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 3

Visionary Leadership of a Strong and Dedicated Team REFLECTING ON OUR STRATEGIES LEADERSHIP & DEDICATED TEAM STRONG DIVERSIFIED BOARD WITH DECADES OF INDUSTRY EXPERIENCE COMPLIMENTARY SEGMENTS STRATEGIC INVESTMENT AND STRONG ASSET PORTFOLIO www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 4

RACHELLE BEAUDRY Head of Marketing EFFECTIVE LEADERSHIP MARK W. HARDING MARC SPEZIALY President, CEO, and Director VP, CFO, Principal Accounting Officer, Principal Financial Officer SCOTT LEHMAN DIRK LASHNITS Vice President, Engineering Vice President, Land Development Dirk is a seasoned leader with a Civil Engineering background and over two decades of local land development experience. He skillfully guides land development, entitlements, and construction, playing a vital role in advancing corporate objectives, risk management, and project success. Scott brings four decades of experience as a Professional Engineer (PE) to the role. His expertise encompasses planning, design, construction, and operation of water and wastewater systems. With educational foundations from the University of Colorado and Stanford University, he plays a pivotal role in shaping our strategies and operations in this vital sector. Marc brings over 20 years of financial expertise. He manages our financial operations and single-family rentals. Marc obtained his bachelor's degree in Accounting and Finance from the University of San Francisco and is a licensed Certified Public Accountant. Mark is an exceptional leader who has significantly shaped Pure Cycle's success. Under his 33 year tenure, the company has successfully acquired over $130 million in water and land interests. His vision and strategic acumen have been instrumental in the company's growth and impact. Dedicated Team Employee Retention in 2023 1 Rentention rate is calculated for employees with 1+ year tenure 1 www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 5

Own nearly 30K acre-feet of water rights (surface and ground water) Sustainable water rights we estimate can serve up to 60,000 SFEs Denver metro land development requires developers to have water service as a condition of zoning, offering us a competitive edge Provide industrial and oil and gas customers with water Own and reuse our reclaimed water Own highly-appreciated property in attractive and easily accessible I-70 Corridor of Denver, Colorado Developing nearly 930 acres of a full Master Planned community known as Sky Ranch Sky Ranch can have around 3,200 residential units and over 2 million square feet of retail, commercial and industrial uses (Equivalent of 1,800 residential units) Developing residential and commercial land for which we are the sole water and wastewater service provider Build single family homes in the Denver metro area in neighborhoods we are developing Receive rental income in growing housing market Benefit from immediate asset appreciation and positive cash flows Provide water and wastewater service to rental properties Water and Wastewater Resource Development Segment Land Development Segment Single-Family Home Rentals WATER & WASTEWATER LAND DEVELOPMENT RENTALS SINGLE-FAMILY WE OPERATE MULTIPLE COMPLIMENTARY SEGMENTS www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 6

STRONG ASSET PORTFOLIO WATER/WASTEWATER $40m in Water Systems $9.5m in Waste Water Systems $14.6m Water Rights Portfolio Our water rights portfolio can provide water to as many as 60,000 connections. This would allow ample room for growth within our current water system, which presently supports roughly 2,500 connections. LAND DEVELOPMENT SINGLE FAMILY RENTALS $4.43m of Land for Development Land used for developing the 930 acre Sky Ranch Community which can accommodate up to 3,200 residential lots and up to 2M sq. ft. of commercial development 15 miles east of downtown Denver and 4 miles south of DIA Pure Cycle contracts to build single family homes in it's Sky Ranch Master Planned Community to hold for rentals. Lot development costs fully recovered (horizontal costs and tap fees) Each unit covers financing costs and provides positive cash flows Segment provides excellent asset appreciation positive cash flows. $64m Total Water Assets $5.4m in Constructed Rental Assets $7.2m Fair Market Value of Homes www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 7

MAJOR LEARNINGS FINANCIAL RESULTS PERFORMANCE METRICS Financial Results and Key Performance Indicators MEASURING OUR PERFORMANCE www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 8

Financial Results


Revenue (000's)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,387
Q1-2021
Q1-2022
Q1-2023
Q1-2024


Gross Profit (000's)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,342
Q1-2021
Q1-2022
Q1-2023
Q1-2024

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 9

Financial Results


Net Income (000's)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,067
Q1-2021
Q1-2022
Q1-2023
Q1-2024


EPS
$0.1
$0.08
$0.06
$0.04
$0.02
$0
$0.09
Q1-2021
Q1-2022
Q1-2023
Q1-2024

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 10

MEASURING OUR PERFORMANCE Water/WasteWater 56.2% Land Development 41.8% Single Family Rental 2% REVENUE BY SEGMENT Water/Wastewater Land Development Single Family Rentals Q1-2021 Q1-2022 Q1-2023 Q1-2024 -1,000 0 1,000 2,000 3,000 4,000 GROSS PROFIT QOQ BY SEGMENT (000'S) LAND DEV 60 % Gross Margin WATER 64% Gross Margin SFR 47% Gross Margin 1 1 Gross Margin for Water and Wastewater excludes depreciation www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 11

WATER/WASTEWATER SEGMENT RECURRING CUSTOMER GROWTH Actual Projected 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 0 1,000 2,000 3,000 4,000 5,000 20% Customer CAGR Avg Customer Annual Revenue $1,500 Water/Wastewater O&G Tap Fees Q1 2021 Q1 2022 Q1 2023 Q1 2024 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 WATER/WASTEWATER SEGMENT REVENUES (000'S) www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 12

Q1 Q2 Q3 Q4 $0 $1,000 $2,000 $3,000 $4,000 FY 2024 FY 2023 FY 2022 FY 2021 FY 2020 With existing systems, we are able to provide water to O&G operators. We have also made strategic investments in our system to further our ability to provide water when it is needed, where it is needed in the future. WE PROVIDE RAW WATER TO O&G OPERATORS FOR DRILLING 140 WELLS DRILLED TO DATE AVERAGE $250,000 OF WATER SALES PER WELL OIL RIG CAN DRILL 20 WELLS PER YEAR WE CAN PROVIDE WATER TO MORE THAN 200 SQUARE MILES IN ADAMS & ARAPAHOE COUNTIES REVENUE (000'S) $1,988 www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 13

100% 95% 43% Phase 2b 84.1% Phase 2a 15.9% Q1-2021 Q1-2022 Q1-2023 Q1-2024 0 500 1,000 1,500 2,000 2,500 3,000 3,500 LAND DEVELOPMENT Phase 1 Phase 2a Phase 2b SKY RANCH DEVELOPMENT PROGRESS LAND DEVELOPMENT REVENUE LAND DEVELOPMENT REVENUE QOQ (000'S) Phase 2c 18% www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 14

HOMES RENTED 14 Book FMV 2022 2023 $0 $2,000 $4,000 $6,000 $8,000 Q1-2023 Q2-2023 Q3-2023 Q4-2023 Q1-2024 $0 $20 $40 $60 $80 $100 $120 www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 15 SINGLE FAMILY RENTALS BOOK ASSETS & FMV (000'S) Rent Revenue $109,000 RENT REVENUE Q/Q (000S) 32.08% CAGR 14 homes

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 16 SFR Projections Phase 1 (+4 Homes) Phase 2a (+10 homes) Phase 2b (+17 Homes) Phase 2c (+38 Homes) Phase 2d (+26 Homes) Cumulative Homes 4 14 31 69 95 Rental income 131 459 1,017 2,263 3,116 Direct operating costs 48 168 372 828 1,140 Interest and depreciation expense 50 174 384 856 1,178 Net operating income $33.60 $117.60 $260 $580 $798 Add back non-cash items 37 129 285 635 874 Cash flows before G&A & tax $70.40 $246.40 $546 $1,214 $1,672 SFR - Cumulative Pro Forma P&L by Phase (000s) Based on actual results 14 completed homes Sky Ranch Phase 2

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 17 Book Assets FMV Phase 1 Phase 2a Phase 2b Phase 2c Phase 2d $0 $10,000 $20,000 $30,000 $40,000 $50,000 Rental Income Cash flows before G&A & tax Phase 1 Phase 2a Phase 2b Phase 2c Phase 2d 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Completed Phases Completed Phases SFR Phase PrOjections Recurring Income Growth (000s) Asset Growth (000s)

ASSETS TRAJECTORY WATER CUSTOMERS & CAPACITY OIL & GAS INFRASTRUCTURE WATER PRODUCTION CAPACITY TAP FEES - WATER PORTFOLIO LAND DEVELOPMENT PROJECTIONS SINGLE FAMILY RENTAL PROJECTIONS Portfolio Utilization and Projections www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 18

Water & Wastewater WATER PORTFOLIO - 60,000 CONNECTIONS WATER SYSTEMS CAN SERVICE 3,600 TAPS STATE OF THE ART WASTEWATER FACILITY Land Development Single Family Rentals 930 ACRE MASTER DEVELOPMENT UP TO 3,200 RESIDENTIAL LOTS UP TO 2M SQFT OF COMMERCIAL DEVELOPMENT 14 COMPLETED/RENTED HOMES 200 PLANNED HOMES IN SKY RANCH EXPANDING OUR PRODUCT MIX TO INCLUDE: FRONT LOAD DETACHED HOMES PAIRED HOMES ALLEY LOAD HOMES WELL POSITIONED FOR GROWTH Capacity Greater than Utilization www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 19 • ..,_.......-◄ --

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 20 CURRENT SYSTEM CAPACITY Based on 2023 water deliveries and results Supply 3.232 Total MGD From Wells 1.584 MGD Available Capacity Carrent Demand Demand The remaining supply available for use for future tap capacity is ~2.88 MGD with the potential to generate an additional $18m annual revenue. $3m in revenue generated in 2023 from 1 5% of system production capacity

TAP FEES - PORTFOLIO CAPACITY (60,000)



Supply
30,000 Acre Feet
Demand/Capacity
60,000 Connections
Results
$2.3 Billion
Combined Water Supply
Available Capacity
Current System Capacity
At Buildout
Remaining Capacity
94%
4%
2%
2,500 Taps
1,336 Taps
6%

Type	Fee Per SFE
Water Tap	$ 30,977
Sewer Tap	$ 7,250
Total	$ 38,227

We own or control the water rights and infrastructure required to withdraw, treat, store, deliver and collect water and wastewater for an estimated 60,000 single-family equivalents (SFEs) at buildout

The current system supports roughly ~ $95.5m in tap revenues.

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 21

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 22 SKY RANCH CAPACITY PROJECTIONS Under Construction Development $58om 1,800 SFEs Commercial Residential1.850 SFEs Progress 5,000 SFEs Remaining Sold Not Started Results Sky Ranch is zoned to accommodate up to 3,200 single- and multi-family homes, and over 2 million square feet of retail. commercial. and light industrial space - which is the equivalent of 1,800 residential lots for a total of 5,000 SFEs The first 2 development phases of Sky Ranch have generated ~ $55m in lot Revenue with and~ $44m in reimbursable costs with ~ $34m reimbursed to date The remaining development phases are estimated to produce $167m from residential lots and $432m from commercial development.

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 23 SINGLE FAMILY RENTALS - SKY RANCH Strategy is to retain the equity value in the land and water and deliver affordable rental units in our Sky Ranch Master Planned Community Each unit delivers positive cash flows with a 65% LTV On average each unit carries $150,000 fair market value equity roll forward Results Annual Revenues $6.6 million Future Phases Phase 2c Phase 2b Phase 2d I Phase2a - Progress 200 Units Planned Rentals 47% ..l!l Completed ·c: :::, 7% l

Executing our strategic approach to growing our integrated water utility, land development, and single-family rentals to maximize returns for years to come Strengthening our ability to take advantage of investment opportunities and single-family rentals while systematically developing in land and water Clear path to maximize returns with our large asset portfolio with low cost based assets in each segment allowing us to generate above market returns and substantial organic growth year after year Key Takeaways GROSS MARIN ROA ASSET CAGR 5 Years 1 1 ROA Calculated Pre-Tax W/ Depreciation added back on Active Segment Assets Annuallized www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 24 62% 10.04% 8.88%

www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 25 IMPORTANT UPDATES Updates and Q&A CORPORATE INFORMATION STOCK REPURCHASE PROGRAM Q&A

Period Total Number of Shares Purchased Average Price Paid per Share September 2023 15,000 $10.06 October 2023 5,000 $9.49 Q2 2024 2,000 $9.93 Total 22,000 $9.78 As announced in the press release on November 14, 2022, our board approved an open-ended stock repurchase program which authorizes our CEO and CFO to repurchase up to 200,000 shares in the open market. 20,000 shares have been purchased to date STOCK REPURCHASE PROGRAM UPDATE www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 26

Board of Directors Mark W. Harding Marc Spezialy Patrick J. Beirne Peter C. Howell Jeffrey G. Sheets Wanda J. Abel Daniel R. Kozlowski Fredrick A. Fendel III. President and CEO Vice President and CFO Chair of the Board Director and Chair of the Audit Committee Director Director Director and Chair of the Compensation Committee Director and Chair of the Nominating and Governance Committee 0 www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 27

Q&A PURE CYCLE CORPORATION www.purecyclewater.com Earnings Presentation - Q1 -2024 Pg. 28